Accounts Receivable, Net	12 Months Ended
Dec. 31, 2021
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 6 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	December 31, 2021	December 31, 2020
Trade accounts receivable from third-part customers	$1,345,755	9,744,815
Less: allowances for doubtful accounts	(904,052)	(6,888,710)
Total accounts receivable from third-party customers, net	441,703	2,856,105
Add: accounts receivable, net, related parties	93,589	199,999
Accounts receivable, net	$535,292	3,056,104

Due to a change in market conditions as affected by the COVID-19 outbreak and spread, the Company’s collection efforts did not result in a favorable outcome as compared to prior years. Out of the Company’s accounts receivable balance from third party customers as of December 31, 2021, approximately $0.4 million, or 30% has been collected as of the date of this report and the remaining balance is expected to be substantially collected from customers before December 31, 2022.

Allowance for doubtful accounts movement is as follows:

	December 31, 2021	December 31, 2020
Beginning balance	$6,888,710	7,473,319
Bad debt provision	1,949,778	56,116
Write off	(7,722,231)	(1,130,710)
Reduction due to divestitures	(299,544)	-
Foreign exchange translation	87,339	489,985
Ending balance	$904,052	6,888,710

Below is the aging schedule of accounts receivable as of December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020
Accounts Receivable Aging:
Less than 3 months	$294,481	2,305,868
From 4 to 6 months	197,465	667,018
From 7 to 9 months	28,134	318,357
From 10 to 12 months	107,317	88,056
Over 1 year	811,947	6,565,515
Bad debt reserve	(904,052)	(6,888,710)
Accounts Receivable, net	$535,292	3,056,104